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                                                                    Exhibit 99.2


                       CERTIFICATION ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prestolite Electric Holding, Inc. (the Company) on Form 10-Q for the period ending June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kenneth
C. Cornelius, Chief Financial Officer of the Company. Certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company



Date:    August 9, 2002                        By:  /s/  Kenneth C. Cornelius
                                                    -------------------------
                                               Kenneth C. Cornelius
                                               Senior Vice President and
                                               Chief Financial Officer